UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

May 2, 2019 Date of Report (Date of earliest event reported)

HESKA CORPORATION (Exact name of Registrant as specified in its charter)
Delaware	000-22427	77-0192527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3760 Rocky Mountain Avenue Loveland, Colorado 80538 (Address of principal executive offices, including zip code)

(970) 493-7272 (Registrant’s telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Exchange On Which Registered
Public Common Stock, $.01 par value	HSKA	The Nasdaq Stock Market LLC

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on May 2, 2019. The following is a summary of the matters voted on at the annual meeting based on the report of the voting results by the independent inspector of elections. The definitive proxy statement related to the annual meeting that was filed by the Company with the Securities and Exchange Commission under cover of Schedule 14A (File No. 000-22427) on March 26, 2019, contains a description of the following proposals considered at the annual meeting, each of which were approved by the Company's stockholders at the annual meeting as set forth below:

1.	Stockholders approved the proposal to amend our Restated Certificate of Incorporation, as amended, and our Amended and Restated Bylaws to declassify our Board of Directors, as follows:

For:	6,821,168
Against:	23,124
Abstain:	9,675
Broker Non-Voted:	495,341
Other Non-Voted:	74,808

2.	Stockholders elected the following nominee to serve a one-year term, as follows:

Nominee	For	Withheld	Broker Non-Voted	Other Non-Voted
Mark F. Furlong	6,810,659	43,308	495,341	74,808
Mr. Furlong has been elected to hold office until the 2020 annual meeting of stockholders or until his respective successor is duly elected and qualified.

3.
Stockholders approved an amendment to and restatement of to the Company's Stock Incentive Plan, as amended and restated (the "Stock Incentive Plan"), to add a non-employee director compensation limit and expand the types of awards available for a grant thereunder, as follows:

For:	6,768,293
Against:	69,325
Abstain:	16,349
Broker Non-Voted:	495,341
Other Non-Voted:	74,808

4.	Stockholders ratified the appointment of Plante & Moran, PLLC as the Company's independent registered public accounting firm for the year ending December 31, 2019, as follows:

For:	7,373,959
Against:	31,401
Abstain:	18,756
Broker Non-Voted:	0
Other Non-Voted:	0

5.	Stockholders approved the Company's executive compensation in a non-binding advisory vote, as follows:

For:	6,871,599
Against:	38,221
Abstain:	18,955
Broker Non-Voted:	495,341
Other Non-Voted:	0

6.	Stockholders approved, in a non-binding advisory vote, the frequency, in years, of 1 Year to conduct an advisory vote on executive compensation, as follows:

1 Year:	6,644,097
2 Years:	10,511
3 Years:	256,698
Abstain:	17,469
Other Non-Voted:	495,341

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HESKA CORPORATION, a Delaware corporation

Dated: May 8, 2019	By: /s/ Eleanor F. Baker Eleanor F. Baker Vice President, General Counsel and Secretary